Exhibit 99.1 Encore Capital Group, Inc. Q3 2020 EARNINGS CALL

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not performance or achievements of the Company and historical facts, including, most importantly, those its subsidiaries to be materially different from any statements preceded by, or that include, the words future results, performance or achievements “will,” “may,” “believe,” “projects,” “expects,” expressed or implied by such forward-looking “anticipates” or the negation thereof, or similar statements. These risks, uncertainties and other expressions, constitute “forward-looking factors are discussed in the reports filed by the statements” within the meaning of the Private Company with the Securities and Exchange Securities Litigation Reform Act of 1995 (the Commission, including its most recent reports on “Reform Act”). These statements may include, but Form 10-K and Form 10-Q, as they may be are not limited to, statements regarding our future amended from time to time. The Company operating results, earnings per share, growth and disclaims any intent or obligation to update these impacts of COVID-19. For all “forward-looking forward-looking statements. statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, 2

THIRD QUARTER 2020 KEY FINANCIAL MEASURES Estimated Remaining Global Collections Global Revenues Collections (ERC) $540M $404M $8.5B up 8% up 13% up 15% Record Record GAAP EPS1 GAAP Net Income1 Economic EPS2 Adjusted Income2 $1.72 $55M $2.31 $74M up 40% up 41% up 41% up 42% TTM GAAP Return on Average Equity of 21.3% as we continue to deploy capital at solid returns and operate efficiently 1) Attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 3 3) TTM GAAP Return on Average Equity (ROAE) defined as Trailing 12-Months GAAP net income / average stockholders’ equity

OUR ADJUSTED EBITDA REFLECTS RECORD CASH GENERATION Adjusted EBITDA + Collections applied to principal balance (Trailing 12-Months, in $M) $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Adjusted EBITDA - TTM Collections applied to principal balance - TTM Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 4

RECORD MCM COLLECTIONS OF $391M IN Q3 DRIVEN BY STRONG GROWTH IN CALL CENTER & DIGITAL COLLECTIONS CHANNEL MCM (U.S.) Business MCM Collections by Channel and CTC  MCM collections grew 18% to a record $391M 40.7% 39.8% 36.9%  Call Center & Digital collections up 32% $391M $318M $331M  Deployed $141M in the U.S. 36% 43%  MCM’s expenses in Q3 were 45% somewhat lower than expected due to COVID-related spending 63% constraints 54% 57%  New CFPB rules provide clarity and create uniformity in the fair treatment Q3 2018 Q3 2019 Q3 2020 Call Center & Digital Legal Collections of consumers across the industry Collection Agencies Cost to Collect 5

CABOT’S FOCUS ON COST MANAGEMENT HAS ENABLED CONTINUED STRONG PROFITABILITY Cabot (Europe) Business  Cabot’s collections trends improving, down only 6% compared to Q3 2019 while call center & digital collections were broadly in line with last year  Cabot’s cost management has enabled strong profitability despite the pandemic’s impact on the timing of collections  COVID has caused U.K. banks to pause much of their portfolio sales activity, and we expect the lower level of supply to persist through the end of 2020  We anticipate an increase in opportunities at attractive returns as charge-offs are expected to rise meaningfully after government assistance subsides  New global funding structure enhances Cabot’s ability to deploy at attractive returns 1) Financial Conduct Authority 6

Detailed Financial Discussion 7

Q3 PORTFOLIO PURCHASES REFLECT BETTER SUPPLY IN THE U.S. THAN IN EUROPE AND OUR CONTINUED FOCUS ON RETURNS Q3 2020 Deployments Europe $29M United States $141M Total $170M 8

RECORD COLLECTIONS OF $540M WERE UP 8% COMPARED TO Q3 LAST YEAR Collections by Geographic Location 527 540 499 514 515 508 499 500 484 400 300 $M 200 100 0 2018 2019 2019 2020 2019 2020 2019 2020 Q4 Q1 Q2 Q3 United States Europe Other Year-to-date global collections1 through the first 3 quarters of 2020 were at 100% of our 12/31/2019 ERC forecast 1) Includes collections only related to portfolios purchased prior to 12/31/2019. U.S. collections were at 107% and Europe collections were at 87% of our 12/31/2019 ERC forecast, respectively. 9

Q3 REVENUES OF $404M WERE UP 13% COMPARED TO THE SAME QUARTER A YEAR AGO Revenues by Geographic Location 450 426 404 400 349 348 347 347 356 350 289 300 250 $M 200 150 100 50 0 2018 2019 2019 2020 2019 2020 2019 2020 Q4 Q1 Q2 Q3 United States Europe Other 10

ERC OF $8.5B WAS UP 15% COMPARED TO Q3 LAST YEAR Total Estimated Remaining Collections1 8,460 8,000 7,287 7,374 6,000 $M 4,000 2,000 0 Q3 2018 Q3 2019 Q3 2020 United States Europe Other Geographies REO 1) Q3 2018 ERC of $7,221M and Q3 2019 ERC of $7,298 as reported did not include $66M and $77M, respectively, of ERC related to Encore’s real estate-owned (REO) business. 11

ENCORE REPORTED GAAP EPS OF $1.72 AND ECONOMIC EPS OF $2.31 IN THE THIRD QUARTER OF 2020

Three Months Ended September 30, 2020



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.72
$0.47
$0.10
$0.06
($0.04)
$2.31
$2.31
No shares deducted in Q3 2020
GAAP net income per diluted share attributable to Encore
CFPB settlement fees
Convertible and exchangeable notes non-cash interest and issuance cost amortization
Amortization of certain acquired intangible assets
Income tax effect of non-GAAP adjustments and certain discrete tax items
Adjusted income per diluted share from continuing operations attributable to Encore - (Accounting)1
Adjusted income per diluted share from continuing operations attributable to Encore - (Economic)1

Both GAAP and Economic EPS in Q3 are net of a ($0.59) per share impact from $19M of expenses, after tax, associated with establishing our new global funding structure

1) Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP.

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IN SEPTEMBER, ENCORE COMBINED THE BALANCE SHEETS OF ITS BUSINESSES TO FORM A NEW GLOBAL FUNDING STRUCTURE New Global Funding Structure  New multi-currency revolving credit facility to support MCM and Cabot • Total commitment of $1,050M Actions  Issued new €350M 4.875% Senior Secured Notes due 2025  Amended existing Cabot senior secured notes  Corporate rating obtained from Moody’s (Ba2) and Fitch (BB+)  Leverages the combined size of MCM and Cabot to further strengthen our balance sheet - our leverage is among the lowest in our peer group  Enhances access to capital markets Benefits  Extends debt maturities  Enhances ability to allocate capital to the markets with the best returns  Establishes line of sight to reduced cost of funds 13

AFTER 2+ YEARS OF STEADY IMPROVEMENT, OUR STRONG BALANCE SHEET AND NEW FUNDING STRUCTURE PROVIDE FINANCIAL FLEXIBILITY Over the past 2+ years: ERC versus Leverage ► Debt/Equity ratio reduced 9,000 6.00 from 5.9x to 2.9x 8,000 5.00 ► Net Debt/(Adjusted EBITDA + 7,000 Collections applied to principal balance)1 ratio reduced 6,000 4.00 from 3.2x to 2.4x 5,000 3.00 4,000 ► As of September 30, ERC in $M 3,000 2.00 Leverage Ratios available capacity under Encore’s global senior facility 2,000 was $465M, in addition to 1.00 1,000 cash and cash equivalents of $150M2 0 0.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 ► In July, retired $89M of 2020 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 converts ERC Debt/Equity Net Debt/(Adjusted EBITDA + Collections applied to principal balance) 1) See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 2) Excludes cash held for clients of $20M. 14

OUR STEADY FOCUS ON OUR THREE STRATEGIC PRIORITIES HAS POSITIONED US WELL FOR THE FUTURE Market Focus ● Q3 was an outstanding operating period for Encore with record collections, ERC and cash generation Concentrating on the valuable U.S. and U.K. markets ● We continue to navigate the uncertainties caused by COVID-19 and remain fully operational in each of our markets ● Encore’s Q3 results are a continuation of our strong Competitive Advantage earnings growth Innovating to enhance our ● Our differentiated returns over time reflect our competitive advantages in our strong global business core markets ● New CFPB rules provide clarity and create uniformity in the fair treatment of U.S. consumers across the industry Balance Sheet Strength ● Our new global funding structure, our strong balance sheet and liquidity have positioned us well Strengthening our balance sheet to capitalize on the substantial increase in charge- while delivering strong results offs expected in 2021 and beyond 15

Appendix 16

NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. 17

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Three Months Ended

	September 30, 2020		September 30, 2019	
	$	Per Diluted Share – Accounting & Economic	$	Per Diluted Share – Accounting & Economic
GAAP net (loss) income attributable to Encore, as reported	$ 54,650	$ 1.72	$ 38,869	$ 1.23
CFPB settlement fees[1]	15,009	0.47	---	---
Convertible and exchangeable notes non-cash interest and issuance cost amortization	3,180	0.10	3,531	0.11
Acquisition, integration and restructuring related expenses[2]	(23)	0.00	3,819	0.12
Amortization of certain acquired intangible assets[3]	1,773	0.06	1,644	0.05
Loss on Baycorp Transaction[4]	---	---	12,489	0.39
Goodwill impairment[4]	---	---	10,718	0.34
Net gain on fair value adjustments to contingent consideration[5]	---	---	(101)	0.00
Income tax effect of non-GAAP adjustments and certain discrete tax items[6]	(1,052)	(0.04)	(19,069)	(0.60)
Adjusted net (loss) income attributable to Encore	$ 73,537	$ 2.31	$ 51,900	$ 1.64

1) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We adjust for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) We have acquired intangible assets, such as trade names and customer relationships, as a result of our acquisition of debt solution service providers. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income attributable to Encore and adjusted earnings per share.
4) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the three months ended September 30, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
6) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred. Additionally, we adjust for certain discrete tax items that are not indicative of our ongoing operations.

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RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16
GAAP net income (loss), as reported	**$ 29,967**	**$ 25,185**	**$ (9,364)**	**$ 1,596**	**$ 26,607**	**$ 30,833**	**$ (51,946)**	**$ 11,323**
(Income) loss from discontinued operations, net of tax	(1,880)	(1,661)	(2,286)	29,214	3,182	-	-	(829)
Interest expense	42,303	46,250	47,816	50,187	50,691	50,597	48,632	48,447
Interest income[1]	(414)	(370)	(407)	(473)	(499)	(620)	(694)	(725)
Provision (Benefit) for income taxes	14,614	14,921	(6,361)	3,988	10,148	13,451	(13,768)	28,374
Depreciation and amortization	8,137	7,878	8,043	9,102	9,861	8,235	8,032	8,740
Stock-based compensation expense	5,905	6,198	5,156	4,749	3,718	5,151	633	3,125
Acquisition, integration and restructuring related expenses[2]	2,766	7,892	2,235	2,635	2,141	3,271	3,843	7,457
Loss on Baycorp Transaction[3]	-	-	-	-	-	-	-	-
Goodwill impairment[3]	-	-	-	-	-	-	-	-
Settlement fees and related administrative expenses[4]	-	-	63,019	-	2,988	698	2,613	-
Net gain on fair value adjustments to contingent consideration[5]	-	-	-	-	-	-	-	(8,111)
Expenses related to withdrawn Cabot IPO[6]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[7]	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 101,398**	**$ 106,293**	**$ 107,851**	**$ 100,998**	**$ 108,837**	**$ 111,616**	**$ (2,655)**	**$ 97,801**
Collections applied to principal balance[8]	$ 160,961	$ 167,024	$ 156,229	$ 144,075	$ 177,711	$ 166,648	$ 247,427	$ 147,203

See notes on Page 22

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RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18
GAAP net income (loss), as reported	**$ 14,979**	**$ 19,076**	**$ 42,144**	**$ 2,779**	**$ 23,713**	**$ 26,974**	**$ 13,016**	**$ 46,033**
(Income) loss from discontinued operations, net of tax	199	-	-	-	-	-	-	-
Interest expense	49,198	50,516	52,755	51,692	57,462	60,536	65,094	56,956
Interest income[1]	(779)	(919)	(943)	(994)	(1,017)	(1,082)	(747)	(499)
Provision (Benefit) for income taxes	12,067	13,531	17,844	8,607	9,470	11,308	16,879	9,095
Depreciation and amortization	8,625	8,672	8,522	14,158	10,436	10,923	9,873	9,996
Stock-based compensation expense	750	2,760	3,531	3,358	2,276	3,169	5,007	2,528
Acquisition, integration and restructuring related expenses[2]	855	3,520	342	7,245	572	3,655	8,475	(5,179)
Loss on Baycorp Transaction[3]	-	-	-	-	-	-	-	-
Goodwill impairment[3]	-	-	-	-	-	-	-	-
Settlement fees and related administrative expenses[4]	-	-	-	-	-	-	-	-
Net gain on fair value adjustments to contingent consideration[5]	-	(2,773)	-	(49)	(2,274)	(2,378)	-	(1,012)
Expenses related to withdrawn Cabot IPO[6]	-	-	-	15,339	2,984	-	-	-
Loss on derivatives in connection with Cabot Transaction[7]	-	-	-	-	-	6,578	2,737	-
Adjusted EBITDA	**$ 85,894**	**$ 94,383**	**$ 124,195**	**$ 102,135**	**$ 103,622**	**$ 119,683**	**$ 120,334**	**$ 117,918**
Collections applied to principal balance[8]	$ 188,893	$ 173,946	$ 159,408	$ 150,788	$ 198,282	$ 185,799	$ 199,457	$ 175,476

See notes on Page 22

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RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/19	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20
GAAP net income (loss), as reported	**$ 49,442**	**$ 36,822**	**$ 39,413**	**$ 43,232**	**$ (10,579)**	**$ 130,784**	**$ 55,107**
(Income) loss from discontinued operations, net of tax	-	-	-	-	-	-	-
Interest expense	54,967	63,913	54,365	53,515	54,662	50,327	67,962
Interest income[1]	(1,022)	(1,238)	(590)	(843)	(1,000)	(559)	(394)
Provision (Benefit) for income taxes	3,673	11,753	3,021	13,886	4,558	35,570	19,747
Depreciation and amortization	9,995	9,741	10,000	11,293	10,285	10,542	10,609
Stock-based compensation expense	1,826	3,581	4,005	3,145	4,527	4,778	3,884
Acquisition, integration and restructuring related expenses[2]	1,208	1,318	3,819	704	187	4,776	(23)
Loss on Baycorp Transaction[3]	-	-	12,489	-	-	-	-
Goodwill impairment[3]	-	-	10,718	-	-	-	-
Settlement fees and related administrative expenses[4]	-	-	-	-	-	-	15,009
Net gain on fair value adjustments to contingent consideration[5]	-	(2,199)	(101)	-	-	-	-
Expenses related to withdrawn Cabot IPO[6]	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[7]	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 120,089**	**$ 123,691**	**$ 137,139**	**$ 124,932**	**$ 62,640**	**$ 236,218**	**$ 171,901**
Collections applied to principal balance[8]	$ 201,328	$ 200,323	$ 174,663	$ 189,434	$ 268,575	$ 106,921	$ 172,406

See notes on Page 22

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RECONCILIATION OF ADJUSTED EBITDA (continued) Reconciliation of Adjusted EBITDA to GAAP Net Income 1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability. 2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the three and nine months ended September 30, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 4) In Q3 2020, amount represents a charge resulting from the Stipulated Judgment with the CFPB. Prior to Q3 2020, amount represents litigation and government settlement fees and related administrative expenses for certain TCPA and CFPB settlements. We have adjusted for these amounts because we believe they are not indicative of ongoing operations; therefore, adjusting for them enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 5) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. 6) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 7) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 8) For periods prior to January 1, 2020, amount represents (a) (1) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. For periods subsequent to January 1, 2020 amount represents (a) gross collections from receivable portfolios less the sum of (b) revenue from receivable portfolios and (c) changes in expected recoveries. For consistency with the Company debt covenant reporting, for periods subsequent to June 30, 2020, the collections applied to principal balance also includes proceeds applied to basis from sales of REO assets and related activities; prior period amounts have not been adjusted to reflect this change as such amounts were immaterial. 22

RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses
(Unaudited, In $ Thousands) Three Months Ended

	12/31/18	03/31/19	06/30/19	09/30/19	12/31/19	03/31/20	06/30/20	09/30/20
GAAP total operating expenses, as reported	**$ 232,834**	**$ 236,019**	**$ 233,142**	**$ 247,591**	**$ 234,584**	**$ 241,879**	**$ 206,341**	**$ 261,221**
Operating expenses related to non-portfolio purchasing and recovery business[1]	(45,069)	(46,082)	(42,232)	(42,503)	(42,373)	(41,489)	(42,386)	(54,001)
CFPB settlement fees[2]	---	---	---	---	---	---	---	(15,009)
Stock-based compensation expense	(2,528)	(1,826)	(3,581)	(4,005)	(3,145)	(4,527)	(4,778)	(3,884)
Gain on fair value adjustments to contingent considerations[3]	1,012	---	2,199	101	---	---	---	---
Goodwill impairment[4]	---	---	---	(10,718)	---	---	---	---
Acquisition, integration and restructuring related expenses[5]	5,179	(1,208)	(1,318)	(3,819)	(704)	(187)	32	23
Adjusted operating expenses related to portfolio purchasing and recovery business	**$ 191,428**	**$ 186,903**	**$ 188,210**	**$ 186,647**	**$ 188,362**	**$ 195,676**	**$ 159,209**	**$ 188,350**

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents a charge resulting from the Stipulated Judgment with the CFPB. We have adjusted for this amount because we believe it is not indicative of ongoing operations; therefore, adjusting for it enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million that is included in operating expenses during the three and nine months ended September 30, 2019. We believe the goodwill impairment charge is not indicative of ongoing operations, therefore, adjusting for the expense enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.

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BEGINNING IN Q1 2020, COST-TO-COLLECT INCLUDES 100% OF COURT COSTS, BRINGING ENCORE INTO ALIGNMENT WITH THE INDUSTRY Overall Cost-to-Collect1 45% 39.6% 40% 37.8% 36.4% 37.1% 36.6% 37.4% 34.9% 35% Q3 2019 Q3 2020 31.3% Location 30% CTC CTC 25% United States 39.8% 36.9% 20% Europe 29.0% 28.1% 15% Other 63.5% 55.6% 10% Encore total 37.4% 34.9% 5% 0% 2018 2019 2019 2020 2019 2020 2019 2020 Q4 Q1 Q2 Q3 1) Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 24

IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, In Millions, except per share amounts) Three Months Ended Constant As Reported 09/30/20 Currency Revenues $404 $398 Operating expenses $261 $258 Net income1 $55 $53 Adjusted net income1 $74 $72 GAAP EPS1 $1.72 $1.67 Economic EPS1 $2.31 $2.26 Collections $540 $534 ERC2 $8,460 $8,263 Debt2 $3,252 $3,165 Note: Constant Currency figures are calculated by employing Q3 2019 foreign currency exchange rates to recalculate Q3 2020 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC and debt, which are calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to- period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 1. Attributable to Encore. 2. At September 30, 2020. 25

ENCORE’S LEVERAGE RATIOS Leverage Ratios Encore Consolidated at 03/31/20 at 06/30/20 at 09/30/20 Debt / Equity 3.77x 3.23x 2.89x Net Debt / (TTM Adjusted EBITDA + TTM Collections applied to principal balance)1 2.58x 2.42x 2.41x Encore Consolidated at 03/31/19 at 06/30/19 at 09/30/19 at 12/31/19 Debt / Equity 4.12x 3.92x 3.72x 3.44x Net Debt / (TTM Adjusted EBITDA + TTM Collections applied to principal balance)1 2.85x 2.75x 2.67x 2.69x Encore Consolidated at 03/31/18 at 06/30/18 at 09/30/18 at 12/31/18 Debt / Equity 5.91x 5.65x 4.58x 4.27x Net Debt / (TTM Adjusted EBITDA + TTM Collections applied to principal balance)1 3.16x 3.01x 2.94x 2.82x 1) See appendix for reconciliation of Adjusted EBITDA to GAAP net income and for reconciliation of Net Debt to GAAP Borrowings. 26

RECONCILIATION OF NET DEBT Reconciliation of Net Debt (Unaudited, in millions) Three Months Ended 03/31/20 06/30/20 09/30/20 GAAP Borrowings, as reported $ 3,404 $ 3,354 $3,252 Debt issuance costs and debt discounts 69 63 107 Cash & cash equivalents (188) (294) (170) Client cash1 19 21 20 Net Debt $ 3,304 $ 3,144 $ 3,209 03/31/19 06/30/19 09/30/19 12/31/19 GAAP Borrowings, as reported $ 3,593 $ 3,530 $ 3,429 $ 3,513 Debt issuance costs and debt discounts 79 73 75 73 Cash & cash equivalents (167) (169) (187) (192) Client cash1 25 24 22 25 Net Debt $ 3,530 $ 3,459 $ 3,340 $ 3,419 03/31/18 06/30/18 09/30/18 12/31/18 GAAP Borrowings, as reported $ 3,607 $ 3,530 $ 3,561 $ 3,491 Debt issuance costs and debt discounts 77 70 89 85 Cash & cash equivalents (217) (182) (205) (157) Client cash1 26 23 26 22 Net Debt $ 3,493 $ 3,442 $ 3,472 $ 3,440 1) Client cash is cash that was collected on behalf of, and remains payable to, third party clients. 27

DEBT MATURITY PROFILE Debt Maturity Profile at September 30, 2020 ($M) 1,084 963 874 100 469 173 410 663 585 200 189 452 10 2020 2021 2022 2023 2024 2025 Private Placement Notes Global Revolving Credit Facility 2021 Convertible Notes 2024 Floating Rate Notes 2022 Convertible Notes Cabot Securitisation Senior Facility 2023 Senior Secured Notes 2025 Senior Secured Notes 2023 Exchangeable Notes 2025 Convertible Notes Note: At 9/30/2020, LTV Ratio (loan-to-value) = 37.6% (72.5% covenant), FCCR (Fixed Charge Coverage Ratio) = 8.0x (2.0x covenant). Each as calculated under our Senior Secured Note indentures. 28